UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

CF BANKSHARES INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-25045	34-1877137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

C/O CFBANK 4960 EAST DUBLIN GRANVILLE RD SUITE 400
COLUMBUS, Ohio		43081
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 334-7979

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
(Voting) Common Stock, $.01 par value	CFBK	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 17, 2025, the Board of Directors of CF Bankshares Inc. (the “Company”), approved the extension of its stock repurchase program to August 15, 2026. The Company’s stock repurchase program was initially approved by the Company’s Board of Directors on January 29, 2025, and authorizes the Company to repurchase up to 325,000 shares, or approximately 5% of the Company’s outstanding common stock, on or before January 31, 2026, which has now been extended to August 15, 2026. An aggregate of 54,644 shares of the Company’s common stock have been repurchased to date under the stock repurchase program.

Under the stock repurchase program, the Company may purchase shares of its common stock from time to time through various means, including open market transactions and privately negotiated transactions. Open market repurchases will be made in accordance with applicable securities laws and regulations, including Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and may be effected pursuant to Rule 10b5-1 under the Exchange Act. There is no guarantee as to the exact number or value of shares that will be repurchased by the Company. The manner, timing and amount of any stock repurchases will be determined by the Company’s management in its discretion based on its evaluation of various factors, including the trading price of the Company’s common stock, market and economic conditions, regulatory requirements and other corporate considerations. The repurchase program may be suspended or discontinued at any time.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits
99.1 Press Release issued by the Company on December 18, 2025, announcing the extension of its stock repurchase program.
104 Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF Bankshares Inc.

Date:	December 18, 2025	By:	/s/ Kevin J. Beerman
Kevin J. Beerman Executive Vice President and Chief Financial Officer